UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 29, 2007

HIGH END VENTURES, INC.

(Name of Small Business issuer in its charter)

                   COLORAD0                                 133-133916               20-343739 1

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

1066 West Hastings Street, Suite 2610, Vancouver, BC v6e 3x2 Vancouver, British Columbia Canada

 (Address of principal executive offices)

(604) 602.1717

(Registrant’s telephone number)

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 Item 8 01. Other Events

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

On June 29, 2006 management became aware that financials statements for the quarters ended 12/31/06 and O3/31/07 were filed without being reviewed by our independent auditor and therefore cannot be relied upon.  Madsen Bros. CPAs are currently reviewing the statements for those two periods and when completed High End Ventures, Inc. will promptly file both amended 10Qs.

EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2007

High End Ventures, Inc.

/s/ Nadir Walji

     Nadir Walji,     President, Secretary/Treasurer